UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CRESTWOOD EQUITY PARTNERS LP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

As previously announced, on August 16, 2023, Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer LP, a Delaware limited partnership (“Energy Transfer”), Pachyderm Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes set forth therein, LE GP, LLC, a Delaware limited liability company and the sole general partner of Energy Transfer. Pursuant to the Merger Agreement, and subject to the terms and conditions therein, the Partnership will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Energy Transfer.

On October 18, 2023, the Partnership issued a press release announcing that independent proxy advisory firm Institutional Shareholder Services recommends that Crestwood unitholders vote “FOR” the Merger in connection with the upcoming special meeting of unitholders of record at the close of business on September 22, 2023, scheduled to be held on October 30, 2023. A copy of the press release is set forth below.

News Release CRESTWOOD EQUITY PARTNERS LP 811 Main Street, Suite 3400 Houston, TX 77002 www.crestwoodlp.com

Leading Independent Proxy Advisory Firm ISS Recommends Crestwood Unitholders Vote “FOR” the Transaction with Energy Transfer

Crestwood’s board of directors of its general partner (the “Board”) unanimously recommend unitholders vote “FOR” each of the proposals at the upcoming special meeting

HOUSTON, TEXAS, October 18, 2023—Crestwood Equity Partners LP (NYSE: CEQP) (“Crestwood”) today announced that leading independent proxy advisory firm Institutional Shareholder Services (“ISS”) recommends that unitholders vote “FOR” the pending transaction (the “Transaction”) with Energy Transfer LP (NYSE: ET) (“Energy Transfer”) at the special meeting of unitholders scheduled to be held on October 30, 2023.

In its report dated October 17, 2023, ISS stated1:

“…the strategic rationale is compelling and CEQP investors will have an opportunity to participate in the potential upside of the combined entity.”

“…the market response to the deal announcement has been positive. On balance, support for the transaction is warranted.”

Crestwood issued the following statement:

“We are pleased that ISS supports the Board’s unanimous recommendation that unitholders vote “FOR” the Transaction with Energy Transfer. The report issued by ISS reaffirms the compelling value creation opportunity the Transaction is expected to provide Crestwood unitholders, delivering estimated distribution per unit growth of 3-5% per year and providing substantial ownership in a significantly larger, more diverse MLP. We are confident that the combined entity will have significant growth prospects and deliver greater long-term value than Crestwood could realize on a standalone basis. We look forward to working alongside Energy Transfer to complete the Transaction.”

The Transaction is expected to close in the fourth quarter of 2023, subject to the approval of Crestwood’s unitholders and other customary closing conditions.

The special meeting of Crestwood unitholders will be held via webcast on October 30, 2023, at 9:00 A.M. Central Time. Crestwood unitholders of record of September 22, 2023, are entitled to vote at, or in advance of, the special meeting.

Crestwood unitholders who need assistance in completing the proxy card or need additional copies of the proxy materials should contact Crestwood’s proxy solicitor:

Innisfree M&A Incorporated

Toll Free: (877) 750-0854 (from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

10:00 am-7:00 pm ET, Monday-Friday; 10:00 am-2:00 pm ET, Saturday

[1]	Permission to use quotes neither sought nor obtained.

NEWS RELEASE

Important Information about the Transaction and Where to Find It

In connection with the Transaction between Energy Transfer and Crestwood, Energy Transfer filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Crestwood that also constitutes a prospectus of Energy Transfer (the “proxy statement/prospectus”), and each party will file other documents regarding the Transaction with the SEC. The Registration Statement was declared effective by the SEC on September 29, 2023, and a definitive proxy statement/prospectus was mailed to Crestwood unitholders of record as of September 22, 2023. This communication is not a substitute for the Registration Statement, proxy statement/prospectus or any other document that Energy Transfer or Crestwood (as applicable) has filed or may file with the SEC in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ENERGY TRANSFER AND CRESTWOOD ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended from time to time, as well as other filings containing important information about Energy Transfer or Crestwood, without charge at the SEC’s website, at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer are available free of charge on Energy Transfer’s website at www.energytransfer.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Energy Transfer LP, 8111 Westchester Drive, Suite 600, Dallas, TX 75225, Tel. No. (214) 981-0795 or to investorrelations@energytransfer.com. Copies of the documents filed with the SEC by Crestwood are available free of charge on Crestwood’s website at www.crestwoodlp.com under the tab “Investors” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Crestwood Equity Partners LP, 811 Main Street, Suite 3400, Houston, TX 77002, Tel. No. (832) 519-2200 or to investorrelations@crestwoodlp.com. The information included on, or accessible through, Energy Transfer’s or Crestwood’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Energy Transfer, Crestwood and the directors and certain executive officers of their respective general partners may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of Crestwood’s general partner is set forth in its proxy statement for its 2023 annual meeting of unitholders, which was filed with the SEC on March 31, 2023, and in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023. Information about the directors and executive officers of Energy Transfer’s general partner is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

NEWS RELEASE

Forward-Looking Statements

This communication contains “forward-looking statements.” In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Energy Transfer and Crestwood, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the Transaction on anticipated terms and timing, or at all, including obtaining Crestwood unitholder approval and any other approvals that may be required on anticipated terms; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Transaction, including the possibility that any of the anticipated benefits of the Transaction will not be realized or will not be realized within the expected time period; the ability of Energy Transfer and Crestwood to integrate their businesses successfully and to achieve anticipated synergies and value creation; potential litigation relating to the Transaction that could be instituted against Energy Transfer, Crestwood or the directors of their respective general partners; the risk that disruptions from the Transaction will harm Energy Transfer’s or Crestwood’s business, including current plans and operations and that management’s time and attention will be diverted on Transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Transaction; rating agency actions and Energy Transfer and Crestwood’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting Energy Transfer and Crestwood; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Transaction that could affect Energy Transfer’s and/or Crestwood’s financial performance and operating results; certain restrictions during the pendency of the Transaction that may impact Crestwood’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Energy Transfer or Crestwood, and other political or security disturbances; dilution caused by Energy Transfer’s issuance of additional units representing limited partner interests in connection with the Transaction; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; changes in the supply, demand or price of oil, natural gas, and natural gas liquids; those risks described in Item 1A of Energy Transfer’s Annual Report on Form 10-K, filed with the SEC on February 17, 2023, and its subsequent Quarterly Reports on Form 10 Q and Current Reports on Form 8-K; those risks described in Item 1A of Crestwood’s Annual Report on Form 10-K, filed with the SEC on February 27, 2023, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; and those risks that are described in the Registration Statement and the accompanying proxy statement/prospectus filed with the SEC in connection with the Transaction.

While the list of factors presented here, in the Registration Statement and in the proxy statement/prospectus is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Energy Transfer and Crestwood caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or

NEWS RELEASE

suggested by the forward-looking statements contained in this communication. Neither Energy Transfer nor Crestwood assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Energy Transfer’s or Crestwood’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

About Crestwood Equity Partners LP

Houston, Texas, based Crestwood Equity Partners LP (NYSE: CEQP) is a master limited partnership that owns and operates midstream businesses in multiple shale resource plays across the United States. Crestwood is engaged in the gathering, processing, treating, compression, storage and transportation of natural gas; storage, transportation, terminalling and marketing of NGLs; gathering, storage, terminalling and marketing of crude oil; and gathering and disposal of produced water. For more information, visit Crestwood Equity Partners LP at www.crestwoodlp.com; and to learn more about Crestwood’s sustainability efforts, please visit https://esg.crestwoodlp.com.

Source: Crestwood Equity Partners LP

Crestwood Equity Partners LP

Investor Contact

Andrew Thorington, 713-380-3028

andrew.thorington@crestwoodlp.com

Vice President, Finance and Investor Relations

Sustainability and Media Contact

Joanne Howard, 832-519-2211

joanne.howard@crestwoodlp.com

Senior Vice President, Sustainability and Corporate Communications

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